June __, 2007	ATTORNEYS AT LAW ONE DETROIT CENTER 500 WOODWARD AVENUE, SUITE 2700 DETROIT, MI 48226-3489 313.234.7100 TEL 313.234.2800 FAX www.foley.com thartman@foley.com EMAIL CLIENT/MATTER NUMBER 071569-0104

Mail Stop 3720

Securities and Exchange Commission

100 F. Street, N.E.

Washington, DC 20549-9303

Attention:	Ms. Michele M. Anderson
Mr. John Zitko
Ms. Kathryn Jacobson
Mr. Dean Suehiro

Re:	Oakmont Acquisition Corp.
Amendment No. 3 to Proxy Statement on Schedule 14A
File No. 0-51423

Ladies and Gentlemen:

This letter is in response to your comment letter dated June 12, 2007. Your comments are reproduced below in bold italics, followed in each case by our response on behalf of our client, Oakmont Acquisition Corp. (the “Company”).

To facilitate the staff’s review of the filing, we are furnishing to Mr. John Zitko under separate cover four copies of this letter and the blacklined version of the amended proxy statement being filed contemporaneously herewith.

General

1.	We note your response to comment one from our letter of May 18, 2007. Given the relationship between the termination of the One Source transaction, the execution of the letter of intent with Brooke Credit (which formed the basis for the transaction which you are presenting to shareholders on this Schedule 14A) and your ability to avoid mandatory liquidation, it appears that your failure to file a Form 8-K disclosing these events is material information that should be included in your proxy materials. Please revise to disclose that the company did not meet the requirements of Form 8-K as well as the ramifications of such noncompliance.

Response: The Company has added the requested disclosure as the third paragraph of page 30 of the proxy statement.

2.	Your response to comment six states that Mr. Azar, as Principal Accounting Officer, performs the function of, and is the equivalent of, a principal financial officer. Nevertheless, we are

BOSTON BRUSSELS CHICAGO DETROIT JACKSONVILLE	LOS ANGELES MADISON MILWAUKEE NEW YORK ORLANDO	SACRAMENTO SAN DIEGO SAN DIEGO/DEL MAR SAN FRANCISCO SILICON VALLEY	TALLAHASSEE TAMPA TOKYO WASHINGTON, D.C.

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unable to locate any statement to that effect in any of your periodic reports filed since March 31, 2006 and following Mr. Flynn’s resignation.

In this regard, please refer to the answer to question 14 in “Division of Corporation Finance: Sarbanes-Oxley Act of 2002 – Frequently Asked Questions (revised November 14, 2002)” available at http://www.sec.gov/divisions/corpfin/faqs/soxact2002.htm, which states that “[t]he person performing the function of CEO [or CFO[ at the time of the filing should provide the certification. If it is not the person with the title of CEO [or CFO], the company should disclose in the filing that the other individual is performing that function.” Please advise or file full amendments for all filings that do not contain such disclosure.

Response: On June 14, 2007, the Company addressed this comment by filing with the Commission amendments to its (i) annual reports on Form 10-KSB for its fiscal years ending December 31, 2005 and 2006, and (ii) quarterly reports on Form 10-QSB for the quarterly periods ending March 31, 2006, June 30, 2006, September 30, 2006; and (iii) its quarterly report on Form 10-Q for the quarterly period ended March 31, 2007.

The Merger Proposal, page 27

The Merger, page 27

3.	Disclose the identity of the current Brooke Credit stockholders and warrantholders.

Response: The Company has added the requested disclosure in the section entitled “Item 1: The Merger Proposal – The Merger.”

Oakmont’s Board of Directors’ Reasons for the Approval of the Merger, page 30

4.	As requested in prior comment 17, please discuss why the board declined to perform a valuation analysis with respect to Brooke Credit. Also address why the board believed that an analysis of Brooke Credit’s historical and projected financial information “in light of [the directors’] respective experience in using similar financial information to value companies” was sufficient to determine that the amount of the consideration was fair and reasonable.

Response: The Company has added disclosure to the indicated section to address this comment.

5.	We have considered your response to our prior comment 19 and continue to believe that further revisions are necessary. It remains unclear how the board determined that the amount of the consideration was fair and reasonable and the merger was in the best interests of Oakmont stockholders by evaluating Brooke Credit’s historical and projected financial information “in light of their own respective experience in using similar financial information to value companies.” Describe in detail what the board specifically considered regarding Brooke Credit’s historical and projected sales, earnings, cash flow and book value and how this financial information related to the conclusion that the amount of the consideration was fair and reasonable. Also clarify how the directors utilized “their own respective experience” in this regard. For example, did they compare the proposed merger to precedent transactions? If so, name the transactions and the bases on which they were deemed comparable.

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Similarly, we continue to have concerns with respect to the disclosure under “Satisfaction of the 80% Test” and reissue prior comment 22. Clearly indicate what the board specifically considered regarding Brooke Credit’s historical and projected financial information and how it utilized this information along with the directors’ experience to evaluate Brooke Credit’s fair market value.

Response: The Company has added disclosure to the indicated section to address this comment.

6.	Your revisions in response to prior comments 3 and 20 do not provide any insight into what the board considered regarding Brooke Credit’s potential additional leverage in the negotiation of the terms of the merger as a result of the company’s impending deadline to enter into a letter of intent and complete an acquisition as well as Morgan Joseph’s interests in the merger. Please explain in reasonable detail the consideration the board gave to these potentially negative factors and how it determined that the proposed merger was in the best interests of Oakmont’s stockholders in spite of these factors.

Response: The Company has added disclosure to the indicated section to address this comment.

Satisfaction of the 80% Test, page 32

7.	Please revise the second paragraph to clarify the board’s reliance upon Brooke Credit’s stockholders’ equity as a basis for measuring its fair market value, as indicated in your response to prior comment 21.

Response: The Company has added disclosure to the indicated section to address this comment.

Comparison of the Oakmont Charter and Bylaws with the Restated Charter and Bylaws, page 35

8.	Please advise us why you do not reflect the elimination of the Oakmont shareholders’ ability to act by written consent as a separate proposal for separate consideration by your stockholders. See Rule 14a-4(a)(3) and the September 2004 Interim Supplement to the Manual of Publicly Available Telephone Interpretations available on our website.

Response: The Company has revised Section 2.11 the Amended and Restated Bylaws so that the provision relating to the ability of stockholders to act by written consent remains unchanged from the Oakmont bylaws. Please see annex page C-5 of the proxy. Accordingly, the disclosure under the section entitled, “Comparison of the Oakmont Charter and Bylaws with the Restated Charter and Bylaws – Bylaws – Written Consents” has been deleted.

Oakmont Common Stock Purchases, page 44

9.	We note your revisions regarding Mr. Skandalaris’ recent purchase of 500,000 shares of Oakmont common stock and Mr. Lowry’s intent to purchase Oakmont common stock. Disclose under “Questions and Answers about the Proposals” on page 2 that Messrs. Skandalaris and Lowry intend to vote the shares that they recently purchased, which constitute % of the shares of outstanding common stock, in favor of all of the proposals.

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Response: The Company has revised the Question and Answer section to include that: (i) Mr. Skandalaris intends to vote the 500,000 shares he recently purchased, which constitute approximately 4.7% of the shares of Oakmont common stock outstanding, in favor of all of the proposals and (ii) Mr. Lowry has purchased 100,000 shares of Oakmont common stock on the open market, which constitute approximately 1% of the shares of Oakmont common stock outstanding, and he intends to vote them in favor of all of the proposals.

Brooke Credit’s Management’s Discussion and Analysis, page 57

10.	Please revise your MD&A to address what changes you expect as a result of becoming a public company. See prior comment 31, which refers to comment 51 of our letter dated April 12, 2007. For example, we cannot locate a discussion of the “significant expenditures” associated with compliance with the Sarbanes-Oxley Act and other aspects of being a public company other than the vague reference to these costs under “Other Operating Expenses” on page 63. Since there is a possibility that Brooke Credit’s parent company will not pay these costs, revise to give a reader an understanding of the nature and extent of these possible expenditures.

Response: The Company has added disclosure to the indicated section to address this comment.

Gain on Sales of Notes Receivable, page 60

11.	We note your response to prior comment 33. Please expand to disclose how you calculate the net proceeds from the securitization transaction and the carrying amount of the loans sold and how these are factored in your gain calculation.

Response: The Company has added disclosure to the indicated section to address this comment.

12.	Please provide the disclosures required under paragraph 17(h)(4) of SFAS 140 or tell why the disclosures are not required.

Response: The Company has added disclosure to the indicated section to address this comment.

Unaudited Pro Forma Condensed Consolidated Balance Sheet, pages 97, 98, 100 and 101

13.	Please delete the pro forma balance sheets for the year ended December 31, 2006. Also, delete this information in all applicable sections.

Response: The Company has deleted the pro forma balance sheets for the year ended December 31, 2006 in all applicable sections of the proxy.

Unaudited Pro Forma Condensed Consolidated Statements of Operations, pages 99 and 102

14.	We note your response to prior comment 37. Please include an adjustment to the pro forma income statement to reflect the $500,000 increase in the servicing fee payable to Brooke Corporation as disclosed on page 43. It appears to us that this adjustment meets the requirements of Rule 11-01(b)(6) of Regulation S-X.

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Response: The Company has added disclosure to the Unaudited Pro Forma Condensed Consolidated Statements of Operations and related notes to address this comment.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets and Statements of Operations, page 103

15.	Please refer to footnote (f). Revise to clarify that 15.1 million shares will be issued to Brooke Credit. Also, disclose that the remaining shares of 1.2 million (to arrive at the total of 16.3 million shares) will be issued to the shareholders of Brooke Credit and disclose why these shares will be issued.

Response: The disclosures contained in footnote (f) of the indicated section have been revised to address this comment.

1(a). Organization, page FS-7

16.	We note your response to prior comments 39 and 40. It appears from your response that Brooke Credit did not account for the transfer of financial assets to Brooke Credit Funding, LLC and Brooke Warehouse Funding, LLC as a sale. Please revise the disclosures to delete your reference to “true sale” and disclose that the transfers were accounted for as a secured borrowing. Also, revise the disclosures on page FS-35 accordingly and clarify the accounting for Brooke Acceptance Company 2007-1, LLC including the transferred financial assets. We note that the disclosures no longer indicate that Brooke Warehouse Funding, LLC is consolidated. We also note your disclosures on page FS-43.

Response: The disclosures contained in the indicated sections of Brooke Credit’s Notes to Consolidated Financial Statements have been revised to address this comment.

17.	We note your response to prior comment 41 and have the following comments.

•

We note that Brooke Credit has a repurchase obligation when there was a “breach of warranty with respect to the loans as of the transaction closing date.” Please tell us what constitutes a breach of warranty and how you considered this warranty in concluding that Brooke Credit does not maintain effective control over the transferred assets under paragraph 9(c) of SFAS 140.

Response: The transaction documents associated with Brooke Credit’s securitizations require Brooke Credit as the seller to repurchase a specific loan for the principal and accrued and unpaid interest if Brooke Credit has breached a representation or warranty with respect to a specific loan at the time it is was sold to the SPE. The representations and warranties pertain to the specific characteristics of the loan such as the origination date, maturity date, location of collateral, borrower characteristics, loan documentation, regulatory compliance, priority of liens and absence of rights to set-off. Such representations, warranties and repurchase obligations are common in off balance sheet securitization transactions.

SFAS 140 paragraph 9(c) provides that a transferor does not maintain effective control over the transferred assets through either (1) an agreement that both entitles and obligates the transferor to

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repurchase or redeem them before their maturity or (2) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Paragraph 85 of SFAS 140 gives guidance with respect to the interpretation of SFAS 140 paragraph 9(c). Paragraph 85 notes that many transfers of financial assets in securitizations empower the transferor to reclaim assets subject to certain restrictions. Such powers are commonly called removal of accounts provisions (ROAP). Whether a ROAP precludes sale accounting depends on whether the ROAP results in the transferor’s maintaining effective control over specific transferred assets. Paragraph 87 provides examples of ROAPs that do not preclude transfers from being accounted for as sales. This list includes ROAPs for defaulted receivables, because the removal would be allowed only after a third party’s action and could not be caused unilaterally by the transferor. This is the situation at hand. The trustee can force Brooke Credit as transferor to repurchase specified loans only if there has been a breach of a representation or warranty with respect to that loan.

•	We note that Brooke Credit holds a subordinated note. Please confirm to us Brooke Credit continues to meet the criteria under paragraph 36 of SFAS 140.

Response: Although Brooke Credit holds a small subordinated note in connection with one of its securitizations, it believes it continues to meet the criteria under paragraph 36 of SFAS 140. Paragraph 36 of SFAS 140 provides that a qualifying SPE can be demonstrably distinct from the transferor only if it cannot be unilaterally dissolved by any transferor, and either (a) at least 10 percent of the fair value of its beneficial interests is held by parties other than the transferor, or (b) the transfer is a guaranteed mortgage securitization. In one of Brooke’s six securitizations, Brooke Credit structured the transaction so that the SPE issued a small subordinated note. At closing, BCC sold loans to the SPE and received in exchange a purchase price of $23,526,000 as follows: $18.5 million in cash; $1.775 million in a subordinate note; and $3.251 million deemed paid and returned to the issuer as a capital contribution. This securitization, however, is no different than Brooke Credit’s other securitizations. Brooke Credit, the transferor, cannot unilaterally dissolve the transferor and at least 10 percent of the fair value of the SPEs beneficial interests is held by parties other than the transferor.

(1)(h) Securities, page FS-9

18.	We note your disclosures in the third paragraph under “(h) Securities” on page FS-37. Please provide the applicable disclosures here or tell us why the disclosures are not necessary.

Response: The Company has added disclosure to the indicated section to address this comment.

1(n). Revenue Recognition, page FS-11

19.	We note your response to prior comment 44. Please expand to disclose that the excess loan origination fees over the loan origination expenses will be recognized as interest income over the life of the loan as an adjustment of the interest yield.

Response: The Company has revised the indicated section of the proxy statement to address this comment.

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20.	Please provide the disclosures required under paragraph 13(a)(4) of SOP 01-6 or tell us why the disclosures are not required.

Response: Paragraph 13(a)(4) of SOP 01-6 requires that disclosing the method for recognizing interest income on loan and trade receivables including: (1) a statement about the entity’s policy for treatment of related fees and costs; and, (2) the method of amortizing net deferred fees or costs. This disclosure is found on page F-11 in “Notes to Consolidated Financial Statements—Footnote 1(n), Summary of Significant Accounting Policies – Revenue Recognition” which addresses the company’s methods for recognizing interest income on receivables including our policy for treatment of related fees and costs. As disclosed in the “Loan origination fees” section of footnote 1(n), loan origination fees charged to borrowers are offset against loan origination expenses incurred during the underwriting and placement of loans. Disclosure with respect to the amortization of the fees or costs associated with origination of loans that are not directly offset has been added.

21.	In light of the increased prepayment rates, please tell us your consideration of paragraph 19 of SFAS 91.

Response: Loan origination fees charged to borrowers are offset against direct loan origination expenses incurred during the underwriting and placement of loans. Accordingly, since Brooke Credit’s practice is to sell its loans after origination, Brooke Credit has not considered the recent increase in prepayment rates in its interest method. If at some point loan origination fees exceed direct loan origination expenses, or Brooke Credit does not plan to sell the loans after origination, it will use the guidance of paragraph 19 of SFAS 91 and will consider prepayment rates in the calculation of the constant effective yield necessary to apply the interest method.

2. Notes and Interest Receivable, Net, page FS-13

22.	We note your response to prior comment 45. We understand that despite the fact that the prepayment rates over the last two years exceeded 15% (and edged up to 16.2% for the twelve months ending March 31, 2007 as disclosed on page FS-44), you still maintain that your original estimated prepayment rate of 8%-10% will be the average prepayment rate during the life of an originated loan portfolio. Please address the following comments.

•	Tell us and disclose the original terms of the loans.

Response: The terms of Brooke Credit’s loans typically range from 10 to 15 years. Approximately 60% of Brooke Credit’s loan portfolio as of March 31, 2007 had an original term of 15 years, and over 10% had an original term of 12 to 15 years. Loans generally have a prepayment premium during the first 3 to 5 years following origination. Virtually all of the loans originated by Brooke Credit have interest rates that adjust daily at a percentage spread of 3.5% to 4.5% over New York Prime.

•

Tell us your consideration of market participants’ estimates in determining the current fair value of residual interests, including prepayment and discount rates. Refer to paragraphs 69-70 of SFAS 140.

Response: Paragraph 68 of SFAS 140 provides that the best fair value of an asset is the quoted market price for the asset in the active market. Paragraph 69 provides that if quoted prices are not available,

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the estimate of fair value should be based on the best information available under the circumstances. Because there is no active market for Brooke Credit’s residual interest, Brooke Credit has estimated values based upon assumptions of discount rate, credit losses, and prepayments. Brooke Credit’s management monitors closely the adequacy of its assumptions and makes adjustments when appropriate.

At the time of loan sales, if Brooke Credit’s management believes that the assumptions historically used are no longer reasonable, then it will change the assumptions used in the gain on sale calculation for the then loan sale transaction. The foundation for determining prepayment and credit loss assumptions are, among other factors, based on years of historical trends within its portfolios which takes into account cycles of changes in economic, market and interest rates conditions. Because loans originated and sold by Brooke Credit range from 10 to 15 years, various cycles or changes in the economic, market conditions and interest rates are likely. The foundation for determining discount rates is based on the current risk free rate, which is then adjusted for characteristics related to the loans originated and sold by Brooke Credit.

If actual prepayments and credit losses are higher than assumptions and estimates used in initially determining the fair market value of existing residual assets, then the assets are adjusted at each impairment loss testing period. If Brooke Credit believes a change in the discount rate is warranted on existing residual assets, then a reduction in the residual assets results and is taken against accumulated other comprehensive income.

Prepayment speeds. In determining the initial prepayment assumption (and in monitoring this assumption on an ongoing basis), Brooke Credit considered many factors including its historical prepayment rates, general economic conditions, terms of its loan documents, competition to its loan programs, prepayment assumptions used by other lenders and the input of professionals advisors retained by Brooke Credit. Based upon the factors considered, Brooke Credit’s management arrived at an assumed average annual prepayment rate of 8% to 10% over the life of the portfolio.

Historical prepayment rates. As provided in our response to comment #45 to your letter dated May 18, 2007, Brooke Credit’s average annual prepayment rate over the last five years was 9.04%.

General economic conditions. As indicated in our response to comment #45 to your letter dated May 18, 2007, a rising interest rate environment tends to increase prepayments of adjustable rate loans. During the period from January 2005 to December 2006, the prime rate increased 13 times, going from 5.25% to 8.25%. Since the third quarter of 2006, rates have remained flat, and although rates may increase again, Brooke Credit does not anticipate the multiple rate increases experience during 2005 and 2006 to be a longer term trend. Although history is no guaranty of the future, the following graph illustrates the tremendous increase in interest rates during 2005 and 2006 as viewed in connection with interest rate increases over the last 10 years.

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Another general economic condition mentioned in our response to comment #45 to your letter dated May 18, 2007 was the “soft” insurance premium market. When insurance premiums are declining, Brooke Credit’s borrowers’ commissions correspondingly decline. This creates an environment where more agency owners choose to sell their agencies, which again, increases prepayments. Various groups monitor the insurance market place and its relative softness. One group that monitors the insurance market cycles shows that the market was “hard” (meaning insurance premiums were up and correspondingly commissions were up as well) from 2001 through most of 2004 but then started to soften by the end of 2004 and early 2005. In fact, according to one study, during 2005 the industry experienced one of the biggest drops in premium pricing since the 1980s. Since the end of 2004, insurance premium markets have been characterized as “soft.” The insurance market is cyclical. Brooke Credit believes that this “soft” market will be no different.

Terms of loans. Given the general economic conditions mentioned above (which Brooke Credit’s management believes have increased prepayment rates), Brooke Credit’s management considers the relative lengthy remaining term of its off balance sheet loan portfolio an important factor. It is Brooke Credit management’s belief that if the remaining lives of the loans that are sold off balance sheet are sufficiently long, the likelihood of cyclical factors and conditions not only correcting but swinging the other direction is higher. As illustrated in Table 1, over 85% of Brooke Credit’s off balance sheet portfolio has a remaining term of 8 or more years and approximately 65% has a remaining term of 10 or more years.

Table 1

Remaining term of loans	Period ended March 31, 2007
< 24 months	$33,893,209
>=24 months and <48 months	1,830,594
>=48 months and <72 months	4,705,317
>=72 months and <96 months	17,553,166

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>=96 months and <120 months	96,656,588
>=120 months and <144 months	43,375,106
>=144 months and <168 months	116,409,939
>=168 months and <192 months	118,571,070
>=192 months	4,650,000

Total	$437,644,987

Competition. Brooke Credit faces limited competition within its target markets and its management believes these competitors generally offer financing at either a higher interest rate or shorter maturities. Both these factors (higher interest rates and shorter maturity dates) adversely affect cash flows which are important to Brooke Credit’s small business borrowers and which Brooke Credit believes makes its competitors’ products less attractive to its target market. Because of the limited availability of attractive alternatives, Brooke Credit’s management believes the risk associated with long-term increases in prepayments resulting from increased competition in the marketplace to be relatively low.

Brooke Credit’s management will continue to monitor the portfolio and assumptions closely. In the event the general economic changes that Brooke Credit’s management believes to be cyclical turn out to be longer term trends, then its management will adjust the assumptions used in the calculation of gain on sale of future loan sales.

•

Considering that you believe that over the life of the securitizations the prepayment rate assumption used is appropriate but that the interest-only strip receivables have varying dates of maturities ranging from the third quarter of 2011 to the first quarter 2027, tell us what you refer to as the “life of the securitizations” and how you derived the related prepayment rate over that life.

Response: Please refer to Table 1, above, and the response to the preceding bullet point under Comment #22 for an analysis of the remaining life of the Brooke Credit’s off balance sheet loans and the discussion of Brooke Credit management’s analysis of the prepayment assumption.

•	Tell us the factors you considered in concluding that the 2005 unrealized loss, net of taxes of $371,000 was temporary.

The loss is not considered temporary because it was due to a change in the estimated discount rate used by Brooke Credit rather than a market condition. It was noted as “unrealized” because Brooke Credit took this loss against accumulated other comprehensive income. The Company has revised the disclosure in the indicated section to reflect that the change was taken to other comprehensive income.

•

Tell us how you calculated and determined the amount recognized as other-than-temporary impairment loss of $329,000 in 2006. Include in your response the factors that were entered into the calculation and whether the resultant amounts were derived on an aggregate or separate pool basis. Also, tell us in more detail why you were not required to “true up”

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your prepayment rate. In addition, tell us how you considered ETIF 99-20 in connection with impaired retained interest.

Response: Brooke Credit considered EITF 99-20 paragraphs 12(a), 12(b) and 13. Brooke Credit calculated the fair value of the retained interest of each pool separately using the existing portfolio balances (which would have been reduced by actual prepayments) as of December 31, 2006 and compared it with the fair value previously reported in each pool. An impairment was recorded if the revised calculated fair value was less than the previous fair value in any such pool. This impairment effectively is a “true up” of the existing pools and has been accounted for in Brooke Credit’s recording of interest from the effected pools. However, Brooke Credit’s management will continue to analyze the fair values to see if additional “true ups” are appropriate and will book impairments if they are appropriate. Brooke Credit will also, if appropriate, adjust its assumptions it uses in the calculation of gain on sales in connection with future loan sales. However, as noted in our response to prior comment #45 to your letter dated May 18, 2007, Brooke Credit does not currently see any trends that justify an adjustment to its assumptions.

23.	Tell us how you derived 11% and your conclusion as to whether it is reflective of a market participant discount rate, commencing with the fourth quarter of 2005 through the current period. Considering that your loan portfolio consists primarily of adjustable rate accounts, tell us your basis for using a constant discount rate to apply to cash flows in order to determine the fair value of the retained interests.

Response: Brooke Credit used the build up method in determining its discount rate assumption. The discount rate begins with a risk free interest rate and is adjusted for possible market risks that would increase the risk of the investment. The discount rate of 11% is used as a benchmark of what Brooke Credit may expect to receive upon the sale of this asset. Brooke Credit uses a range of a risk free rate of between 3% and 6%, an industry or market risk range of 2% to 3%, a competition risk range of 1% to 3%, and a credit or default risk range of 1% to 3%. Based on these ranges Brooke Credit uses an 11% discount rate which falls within Brooke Credit’s combined ranges. Brooke Credit believes the market has stayed within its ranges and as such Brooke Credit has not made any changes to the discount rate since the 4th quarter of 2005.

Brooke Credit’s loans are adjustable and therefore the yield is more constant than loans with a fixed rate. If Brooke Credit’s loans were primarily fixed rate loans, the market assumption used above would probably be greater to account for the possibility of a decrease in interest income to the pool which would affect the cash flow of the pool and affect the marketability of the retained interest. With variable rate loans and variable rate investors the industry or market risk would remain low because of the matching of rates. With variable rate loans the prepayment or credit risk assumptions are higher because the market may move which can effect prepayments or credit losses.

24.	The sum total of true loan sales that you disclosed falls short of $321,452,000. Please disclose all loan sale transactions included in the $321,452,000 total as of December 31, 2006.

Response: The disclosures contained in the indicated sections of Brooke Credit’s Notes to Consolidated Financial Statements have been revised to address this comment.

25.	We note your response and reissue prior comment 47. Please refer to paragraph 349A of SFAS 140 which illustrates a tabular presentation of disclosures prescribed in paragraphs 17(f) and

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(g) as applicable. For the investors’ ease of reference, please revise your disclosure as previously requested. Otherwise, tell us specifically where each required disclosure is presented in your narrative disclosures in Note 2.

Response: The disclosures contained in the indicated sections of Brooke Credit’s Notes to Consolidated Financial Statements have been revised to address this comment.

Very truly yours,

Thomas E. Hartman

TEH:ck

cc:	Robert J. Skandalaris
Michael Azar